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                                 12/99 AMENDMENT


         THIS 12/99 AMENDMENT (this "12/99 Amendment") is dated effective as of December 30, 1999 (the "12/99 Amendment Date"). The parties hereto are AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage, and NEW JERSEY MORTGAGE & INVESTMENT CORP., a New Jersey corporation (collectively, the "Borrowers"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Lender").


                                    RECITALS:

         Borrowers executed and delivered to Lender a promissory note dated December 30, 1998 (which, as it may have been renewed, extended or rearranged, is herein called the "Note"), in the original principal sum of $5,000,000 bearing interest on the unpaid balance thereof at the rate or rates therein stated, with a final stated maturity thereof of December 30, 1999.

         The Note was issued pursuant to that certain Loan Agreement dated December 30, 1998 (which, as it may have been amended, supplemented or restated, is herein called the "Loan Agreement") between Borrowers and Lender. Lender is entitled to the benefits of the Loan Agreement and the security provided for in it including, among other security, a Security Agreement -- Class R Certificate (the "Security Agreement") dated December 30, 1998 from ABFS 1998-2, Inc. ("ABFS 1998-2") in favor of Lender, to which instrument reference is here made for description of the collateral for the Note and for all other purposes. The liens, security interests and assignments of the Security Agreement, and of all other documents and instruments now or hereafter governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the indebtedness evidenced by the Note (collectively, the "Credit Papers") are hereinafter collectively called the "Liens".

         Borrowers and Lender now agree to renew and extend the final stated maturity of the Note, to amend the Loan Agreement and to ratify the Liens and confirm that they continue to secure the Note, as modified hereby, all as set forth in the succeeding provisions of this 12/99 Amendment (which shall control over any conflicting or inconsistent recitals above).


                                   AGREEMENTS:

         In consideration of the premises and the mutual agreements herein set forth, Borrowers and Lender hereby agree as follows:

1. Loan Agreement Amended. The following definitions are amended in their entirety to henceforth read as follows:

         (a) "Maturity Date" means the maturity date of the Note, December 28, 2000, as such date may be accelerated pursuant to any of the Credit Papers.

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         (b) "Maximum Loan Available Amount" means, on any day, an amount equal to the lesser of (i) the Commitment for that day or (ii) (A) from the period beginning on the 12/99 Amendment Effective Date through January 30, 2000, fifty percent (50%) of the Class R Certificate's Value on that day and (B) beginning on January 31, 2000, twenty-five percent (25%) of the Class R Certificate's Value.

2. Payment Schedule. Principal of and accrued interest on the Note shall be due and payable as provided in Sections 2.2 and 2.3 of the Loan Agreement.

3. Guarantor Consents. Guarantor hereby joins in this 12/99 Amendment to evidence Guarantor's consent to execution by Borrowers of this 12/99 Amendment, to confirm that the Guaranty applies and shall continue to apply to the Note, as modified by this 12/99 Amendment and to acknowledge that without such consent and confirmation, Lender would not execute this 12/99 Amendment or otherwise consent to such modification.

4. ABFS 1998-2 Consents. ABFS 1998-2 hereby joins in this 12/99 Amendment to evidence ABFS 1998-2's consent to execution by Borrowers of this 12/99 Amendment, to ratify and confirm that the Liens created by the Security Agreement secure and shall continue to secure the Note, as modified by this 12/99 Amendment and to acknowledge that without such consent and confirmation, Lender would not execute this 12/99 Amendment or otherwise consent to such extension.

5. Lien Continuation; Miscellaneous. The Liens are hereby ratified and confirmed as continuing to secure the payment of the Note, as modified hereby. Nothing herein shall in any manner diminish, impair or extinguish the Note, any of the other Credit Papers or the Liens. The Liens are not waived. To the extent of any conflict between the Note or any of the other Credit Papers (or any earlier modification of any of them) and this 12/99 Amendment, this 12/99 Amendment shall control. Except as hereby expressly modified, all terms of the Note and the other Credit Papers (as any of them may have been previously modified by any written agreement) remain in full force and effect. If more than one person or entity execute this 12/99 Amendment as "Borrowers", each shall be jointly and severally liable for the obligations of Borrowers hereunder. This 12/99 Amendment (a) shall bind and benefit Borrowers, Guarantor and, except as herein expressly limited, Lender and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns (provided, that Borrowers shall not assign their rights hereunder without the prior written consent of Lender); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT; (d) may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement and (e) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and

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understandings relating to such subject matter. Borrowers acknowledge and agree that there are no oral agreements between Borrowers and Lender which have not been incorporated in this 12/99 Amendment. If any provision of this 12/99 Amendment should be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this 12/99 Amendment shall not be affected thereby. Each waiver in this 12/99 Amendment is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Lender for having bargained for and obtained it. Wherever the term "including" or a similar term is used in this 12/99 Amendment, it shall be read as if it were "including by way of example only and without in any way limiting the generality of the clause or concept referred to." Any exhibits, appendices and annexes described in this 12/99 Amendment as being attached to it are hereby incorporated into it. The headings in this 12/99 Amendment shall be accorded no significance in interpreting it. To the maximum extent permitted by applicable law, Borrowers, ABFS 1998-2 and Guarantor each hereby releases, discharges and acquits forever Lender and its officers, directors, trustees, agents, employees and counsel (in each case, past, present and future) from any and all Claims existing as of the date hereof (or the date of actual execution hereof by the applicable person or entity, if later). As used herein, the term "Claim" shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including but not limited to court costs, penalties, attorneys' fees and disbursements, and amounts paid in settlement) of any kind and character whatsoever, including but not limited to claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.

                  NOTICE PURSUANT TO TEX. BUS. & COMM. CODE ss. 26.02

         THIS 12/99 AMENDMENT AND ALL OTHER CREDIT PAPERS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY AND SUBORDINATION AGREEMENT, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         EXECUTED effective as of the 12/99 Amendment Date.

BORROWERS:                           AMERICAN BUSINESS CREDIT, INC.


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title:__________________________________


                                     HOMEAMERICAN CREDIT, INC.
                                       d/b/a Upland Mortgage


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title:__________________________________


                                     NEW JERSEY MORTGAGE & INVESTMENT CORP.


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title:__________________________________


GUARANTOR:                           AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title:__________________________________


ABFS 1998-2:                         ABFS 1998-2, INC.


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title:__________________________________

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


LENDER:                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title:__________________________________


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